Exhibit 10.37

Execution Version

AMENDMENT TO AMENDED AND RESTATED SECURED PROMISSORY NOTE AND

AMENDED AND RESTATED LOAN AGREEMENT

This Amendment to Amended and Restated Secured Promissory Note and Amended and Restated Loan Agreement (this “Amendment”) is made and entered into as of March 31, 2009 by and between Voyant International Corporation, a Nevada corporation (the “Company”) and The Brown Family Trust, an Alaskan trust (the “Lender”).

WHEREAS, the Company has entered into an agreement with the Lender under an Amended and Restated Loan Agreement, dated October 14, 2008 (as amended, modified, supplemented, extended, and/or restated from time to time, the “Loan Agreement”), and entered into an agreement with the Lender under an Amended and Restated Secured Promissory Note, in the original principal amount of $1,000,000, dated as of October 14, 2008 (as amended, modified, supplemented, extended, and/or restated from time to time, the “Promissory Note”), and issued the Promissory Note to the Lender.

WHEREAS, the Company and the Lender wish to amend certain provisions of the Loan Agreement and the Promissory Note, as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, covenants, representations and warranties made herein, the Company and the Lender intending to be legally bound, hereby agree as follows:

1.

DEFINITIONS.  Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings ascribed to them under the Loan Agreement and the Promissory Note.

2.

AMENDMENTS TO LOAN AGREEMENT

2.1.

Sale of Additional Equity Securities of the Company

Notwithstanding the terms of the Loan Agreement, including without limitation Section 5.1(b) thereof, to the contrary, the Lender hereby agrees that the Company may (a) sell up to $150,000 worth of additional common stock of the Company per calendar month; provided, however, that (i) all such sales of additional Equity Securities of the Company must be made for cash consideration actually received by the Company, (ii) the proceeds from the sales of such additional Equity Securities must be utilized by the Company to pay the Company’s normal operating expenses, and (iii) within five (5) days after the end of each calendar month in which any such sale(s) occur, the Company shall furnish to the Lender a certificate, executed by the chief financial officer of the Company, stating the amount of such Equity Securities of the Company sold during such calendar month, including the identity of the party(ies) to whom such Equity Securities were sold, the price(s) at which such Equity Securities were sold, and such other information as the Lender shall, from time to time, request with respect to the sale(s) of such Equity Securities, and (b) issue common stock of the Company in

513022 000004 DALLAS 2472333.1

order to convert the Whitestar Subordinated Debt (as such term is hereinafter defined) to common stock of the Company pursuant to, and only in accordance with the terms of, Section 4(a) of the Intercreditor Agreement (as such term is hereinafter defined), following the failure of the Lender to exercise the Purchase Option described in Subsection 6(d) of such Intercreditor Agreement. For purposes of this Amendment, the term “Whitestar Subordinated Debt” shall mean the existing subordinated indebtedness of the Company, in the aggregate outstanding principal amount of $300,000, owing to White Star LLC, SRZ Trading LLC, Mueller Trading LP, and Jason Lyons (collectively, the “Whitestar Parties”). For purposes of this Amendment, the term “Intercreditor Agreement” shall mean that certain Intercreditor Agreement, of even date herewith, among the Company, the subsidiaries of the Company, the Lender, WAA, LLC, and the Whitestar Parties.

3.

SURVIVAL OF PROVISIONS.  Except as specifically amended above, the Promissory Note and Loan Agreement are hereby ratified, confirmed, and acknowledged and shall remain in full force and effect.

4.

ADDITIONAL COVENANTS AND AGREEMENTS OF THE COMPANY.  The Company hereby covenants and agrees with the Lender as follows:

(a)

contemporaneously with the execution and delivery of this Amendment, the Company shall have caused each of its subsidiaries to have unconditionally guaranteed all of the obligations and liabilities of the Company to the Lender (the “Obligations”), pursuant to documentation in form and substance acceptable to the Lender, in its sole and complete discretion, including, without limitation, such representations, warranties, covenants and agreements as the Lender shall deem appropriate in connection with a transaction of this type;

(b)

contemporaneously with the execution and delivery of this Amendment, the Company shall have caused each of its subsidiaries to have granted to the Lender a first priority, perfected security interest and lien covering all of the assets of each such subsidiary, as security for the Obligations, pursuant to documentation in form and substance acceptable to the Lender, in its sole and complete discretion, including, without limitation, such representations, warranties, covenants and agreements as the Lender shall deem appropriate in connection with a transaction of this type;

(c)

contemporaneously with the execution and delivery of this Amendment, the Company shall have granted a first priority, perfected pledge and security interest in favor of the Lender covering all of assets of the Company, including without limitation the stock and other indicia of ownership in and to all of the subsidiaries of the Company, as security for the Obligations, pursuant to documentation in form and substance acceptable to the Lender, in its sole and complete discretion, including, without limitation, such representations, warranties, covenants and agreements as the Lender shall deem appropriate in connection with a transaction of this type;

(d)

contemporaneously with the execution and delivery of this Amendment,

the Company, the Lender, WAA, LLC, and each other holder of any indebtedness of the Company and/or any subsidiary of the Company (other than trade payables arising in the ordinary course of business and unsecured convertible notes disclosed on Schedule B to the Loan Agreement) shall have entered into one or more intercreditor agreements, in form and substance acceptable to the Lender, in its sole and complete discretion, evidencing the subordination of the indebtedness of such other parties to the Obligations and the subordination of any liens, security interest, and other encumbrances held by any of such other creditors to the liens securing (or, pursuant to the terms hereof, to secure) the Obligations;

(e)

contemporaneously with the execution and delivery of this Amendment, the Company shall have delivered to the Lender evidence, in form and substance acceptable to the Lender, of the extension of the maturity date(s) of any and all indebtedness of the Company and/or any of its subsidiaries to WAA, LLC and each other holder of any indebtedness of the Company and/or any subsidiary of the Company (other than trade payables arising in the ordinary course of business and unsecured convertible notes disclosed on Schedule B to the Loan Agreement) to date(s) that are after October 9, 2009;

(f)

contemporaneously with the execution and delivery of this Amendment, the Company shall have obtained the release and termination of record of any and all UCC financing statement(s) and other liens, claims or encumbrances in favor of J&N Invest, LLC, covering any property of the Company and/or any of its subsidiaries;

(g)

contemporaneously with the execution and delivery of this Amendment, the Company shall have delivered to the Lender an opinion of legal counsel, in form and substance acceptable to the Lender, with respect to the Company and each of its subsidiaries, covering such matters as shall be required by the Lender;

(h)

contemporaneously with the execution and delivery of this Amendment, the Company shall have delivered to the Lender evidence, in form and substance acceptable to the Lender, of the dissolution of Teranex Silicon, Inc., a Nevada corporation, and the dissolution of Teranex Systems, Inc., a Nevada corporation;

(i)

contemporaneously with the execution and delivery of this Amendment, the Company shall have delivered to the Lender evidence, in form and substance acceptable to the Lender, of (i) the merger of RocketStream, Inc., a Georgia corporation, with and into RocketStream Holding Corporation, a Nevada corporation, with RocketStream Holding Corporation being the surviving entity, and (ii) the change of the corporate name of RocketStream Holding Corporation to RocketStream, Inc.;

(j)

contemporaneously with the execution and delivery of this Amendment, the Company shall have executed and delivered to the Lender, and shall have caused each of its subsidiaries to have executed and delivered to the Lender, and from time to time hereafter upon request by the Lender, the Company shall immediately execute and deliver to the Lender, and shall cause each of its subsidiaries to immediately execute and deliver to the Lender, any and all further or additional documentation as the Lender shall request with respect to the Obligations, the security for the Obligations, and/or the matters contemplated herein, in each case in form and substance acceptable to the Lender, in its sole and complete discretion;

(k)

after giving effect to the amendments to the Promissory Note and the Loan Agreement set forth herein, no “Event of Default” (as such term is defined in the Promissory Note) exists under the Promissory Note and no “Event of Default (as such term is defined in the Loan Agreement) exists under the Loan Agreement;

(l)

the Company hereby ratifies and confirms, as of the date hereof and as if made on and as of the date hereof, each of the representations and warranties contained in the Promissory Note and/or the Loan Agreement, with the same force and effect as if such representations and warranties were made on and as of the date hereof; and

(m)

the Company hereby agrees that it will not voluntarily prepay, in whole or in part, or modify, any Indebtedness of the Company outstanding on the date hereof, other than trade payables arising in the ordinary course of business.

The Company hereby acknowledges and agrees that the failure of the Company to comply with any of the foregoing provisions of this Amendment in a timely manner shall constitute an immediate Event of Default under the Loan Agreement and under the Promissory Note and that the Lender shall be entitled to immediately accelerate the maturity of the Loan and pursue its other rights and remedies under the Loan Agreement, the Promissory Note, or otherwise.

5.

COUNTERPARTS.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.  The exchange of a fully executed Amendment (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the Company and the Lender to the terms and conditions of this Amendment, as an original.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first written above.

COMPANY
VOYANT INTERNATIONAL CORPORATION

By: Its:	David R. Wells Chief Financial Officer

“LENDER”:

Daryl D. Brown Discretionary and Investment Trustee of The Brown Family Trust

Signature Page – Amendment to Amended and Restated Promissory Note and

Amended and Restated Loan Agreement - $1,000,000